SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


      Date of Report (Date of earliest event reported) October 16, 2000
                         BICO, INC.
        (Exact name of registrant as specified in its charter)


Pennsylvania                     0-10822                    25-1229323
(State of other jurisdiction  (Commission File Number)        (IRS Employer
 of incorporation)                                      Identification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
        (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (412) 429-0673




           _________________________________________________________
                   (Former name or former address,
                     if changes since last report.)









Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary Petrol Rem, Inc., announced today that, following completion of due diligence by outside firms for both parties, Petrol Rem and INTCO, Inc. have signed a Memorandum of Understanding stating the conditions under which Petrol Rem will purchase controlling interest of INTCO, a 19 year old petroleum treatment and oil spill remediation company with an approximate revenue projection of $1.4 million for 2000 and established clients including Texaco, Inc., Unocal Corporation, Apache Corporation, and many other local oil producers in Southeast Louisiana. Finalization of the acquisition and utilization of Petrol Rem's oil spill bioremediation product by INTCO is anticipated by November 30th.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  October 16, 2000





  BICO SUBSIDIARY PETROL REM TO PURCHASE 51% OF INTCO, INC. IN
  PLANNED ACQUISITION OF ENVIRONMENTAL SOLUTION COMPANIES

     Pittsburgh,  PA  -  October  16,  2000  -  BICO,   Inc.
(OTCBB:BIKO)  subsidiary Petrol Rem, Inc.,  announced  today that, following completion of due diligence by outside firms for  both parties, Petrol Rem and INTCO, Inc. have signed  a
Memorandum  of  Understanding stating the  conditions  under which  Petrol  Rem  will  purchase controlling  interest  of
INTCO,  a  19-year  old petroleum treatment  and  oil  spill remediation  company with an approximate revenue  projection of  $1.4  million for 2000 and established clients including
Texaco,  Inc.,  Unocal Corporation, Apache Corporation,  and
many  other  local  oil  producers in  Southeast  Louisiana.
Finalization  of the acquisition and utilization  of  Petrol
Rem's   oil  spill  bioremediation  product  by   INTCO   is
anticipated by November 30th.
     This  purchase will begin the implementation of  Petrol
Rem's  plan to expand its operating base through acquisition of controlling interest in or outright purchase of companies with  existing revenue that provide environmental solutions.
Discussions with other such companies are in various stages.
     Mr.  T.  Eddie Lofton, who has over 30 years experience
in petroleum treatment and oil spill cleanup, will remain as
President of INTCO, which is located in Houma, Louisiana.
     Petrol  Rem  produces a series of oil spill  absorption
and  bioremediation products.  The base product, PRPr, which is  listed  on  the  Environmental Protection  Agency's  NCP
Product Schedule, is sprayed as a loose powder on open water spills  and  bonds immediately with the oil  preventing  the pollution from sinking or further contaminating wildlife and vegetation.  PRP is also contained in fabric of  9.5  inches and  custom-designed  lengths to 10  feet  and  marketed  as
BIOSOKr and BIOBOOMr, respectively.  BIOSOK is used in  boat
bilges  while  BIOBOOM  is  used  to  solve  a  variety   of
hydrocarbon   spill  problems,  such  as   nonpoint   source
discharge  of hydrocarbons into local waterways, which  must be  controlled by municipalities.  All products  absorb  and biodegrade  the  hydrocarbon  contaminant,  then  biodegrade themselves.
     BICO, Inc. has its corporate offices in Pittsburgh,  PA
and  is  involved  in  the development  and  manufacture  of biomedical  devices and environmental solutions.  Subsidiary
Petrol   Rem,   Inc.,   with  corporate   headquarters   and
manufacturing  facilities  also in  Pittsburgh,  focuses  on solutions for environmental problems.
FOR FURTHER INFORMATION, CONTACT:
Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673 phone                       1.412.429.0673 phone
1.412.279.9690 fax                         1.412.279.5041 fax
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204WEBSITE:www.bico.com